Exhibit (h)(14)(vi)

AMENDMENT NO. 5

FUND OF FUNDS INVESTMENT AGREEMENT

Amendment No. 5, dated July 28, 2025 (“Amendment No. 5”), to the Fund of Funds Investment Agreement, dated as of January 19, 2022 (“Agreement”), among EQ Advisors Trust and 1290 Funds (“EQ Trusts”) and the J.P. Morgan Exchange-Traded Fund Trust (“JPM Trust”).

WHEREAS, the EQ Trusts and the JPM Trust desire to update the Agreement to update the Schedule A for current eligible JPM ETFs, effective June 25, 2025;

WHEREAS, the EQ Trusts and the JPM Trust desire to update the Agreement to add an Equitable 40 Act Acquiring Fund, effective October 27, 2025;

NOW THEREFORE, the EQ Trusts and the JPM Trust agree to modify and amend the Agreement as follows:

Schedule A. Schedule A to the Agreement, which sets forth the Acquired and Acquiring Funds, is hereby replaced in its entirety by Schedule A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 5 as of the date first above set forth.

EQ Advisors Trust 1290 Funds		J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Kenneth Kozlowski	By:	/s/ Timothy Clemens
	Name: Kenneth Kozlowski		Name: Timothy Clemens
	Title: Senior Vice President and Chief Investment Officer		Title: Treasurer

SCHEDULE A

AMENDMENT NO. 5

FUND OF FUNDS INVESTMENT AGREEMENT

Effective as of June 25, 2025

Acquired Funds

Ticker	Fund Name

JBND	JPMorgan Active Bond ETF

JCHI	JPMorgan Active China ETF

JADE	JPMorgan Active Developing Markets Equity ETF

JGRO	JPMorgan Active Growth ETF

JPHY	JPMorgan Active High Yield ETF

JPSV	JPMorgan Active Small Cap Value ETF

JAVA	JPMorgan Active Value ETF

JEMA	JPMorgan ActiveBuilders Emerging Markets Equity ETF (fka JPM Emerging Mkts Equity Core ETF)

BBCA	JPMorgan BetaBuilders Canada ETF

BBAX	JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF

BBEM	JPMorgan BetaBuilders Emerging Markets Equity ETF

BBEU	JPMorgan BetaBuilders Europe ETF

BBIN	JPMorgan BetaBuilders International Equity ETF

BBJP	JPMorgan BetaBuilders Japan ETF

BBRE	JPMorgan BetaBuilders MSCI US REIT ETF

BBAG	JPMorgan BetaBuilders U.S. Aggregate Bond ETF

BBUS	JPMorgan BetaBuilders U.S. Equity ETF

BBMC	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

BBSC	JPMorgan BetaBuilders U.S. Small Cap Equity ETF

BBSB	JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF

BBLB	JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF

BBIB	JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF

BBHY	JPMorgan BetaBuilders USD High Yield Corporate Bond ETF

BBCB	JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF

JCTR	JPMorgan Carbon Transition U.S. Equity ETF

TEMP	JPMorgan Climate Change Solutions ETF

JCPB	JPMorgan Core Plus Bond ETF

JPEM	JPMorgan Diversified Return Emerging Markets Equity ETF

JPIN	JPMorgan Diversified Return International Equity ETF

JPUS	JPMorgan Diversified Return U.S. Equity ETF

JPME	JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPSE	JPMorgan Diversified Return U.S. Small Cap Equity ETF

JDIV	JPMorgan Dividend Leaders ETF

JPEF	JPMorgan Equity Focus ETF

JEPI	JPMorgan Equity Premium Income ETF

LCDS	JPMorgan Fundamental Data Science Large Core ETF

MCDS	JPMorgan Fundamental Data Science Mid Core ETF

SCDS	JPMorgan Fundamental Data Science Small Core ETF

JGLO	JPMorgan Global Select Equity ETF

JDOC	JPMorgan Healthcare Leaders ETF

JMHI	JPMorgan High Yield Municipal ETF

JPIE	JPMorgan Income ETF

JCPI	JPMorgan Inflation Managed Bond ETF

JPIB	JPMorgan International Bond Opportunities ETF

JIG	JPMorgan International Growth ETF

JIRE	JPMorgan International Research Enhanced Equity ETF

JIVE	JPMorgan International Value ETF

JPLD	JPMorgan Limited Duration Bond ETF

JMUB	JPMorgan Municipal ETF

JEPQ	JPMorgan Nasdaq Equity Premium Income ETF

JPRE	JPMorgan Realty Income ETF

JSCP	JPMorgan Short Duration Core Plus ETF

JMEE	JPMorgan Small & Mid Cap Enhanced Equity ETF

JMSI	JPMorgan Sustainable Income ETF

JTEK	JPMorgan US Tech Leaders ETF

JMOM	JPMorgan U.S. Momentum Factor ETF

JUSA	JPMorgan U.S. Research Enhanced Large Cap ETF

JQUA	JPMorgan U.S. Quality Factor ETF

JVAL	JPMorgan U.S. Value Factor ETF

JPST	JPMorgan Ultra-Short Income ETF

JMST	JPMorgan Ultra-Short Municipal Income ETF

Acquiring Funds

EQ ADVISORS TRUST

1290 VT Convertible Securities Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio

1290 VT Micro Cap Portfolio

1290 VT Moderate Growth Allocation Portfolio

1290 VT Multi-Alternative Strategies Portfolio

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity ESG Portfolio

1290 VT Socially Responsible Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/AB Sustainable U.S. Thematic Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/All Asset Growth Allocation Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/American Century Moderate Growth Allocation Portfolio

EQ/Balanced Strategy Portfolio

EQ/Capital Group Research Portfolio

EQ/ClearBridge Large Cap Growth ESG Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Core Bond Index Portfolio

EQ/Core Plus Bond Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Fidelity Institutional AM® Large Cap Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

EQ/Growth Strategy Portfolio

EQ/Intermediate Corporate Bond Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco Global Real Assets Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Growth Allocation Portfolio

EQ/JPMorgan Growth Stock Portfolio

EQ/JPMorgan Hedged Equity and Premium Income Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/Long-Term Bond Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Money Market Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return ESG Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

EQ/Ultra Conservative Strategy Portfolio

EQ/Value Equity Portfolio

EQ/Wellington Energy Portfolio

Equitable Conservative Growth MF/ETF Portfolio

Equitable Growth MF/ETF Portfolio

Equitable Moderate Growth MF/ETF Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Technology Portfolio

1290 FUNDS

1290 Avantis U.S. Large Cap Growth Fund

(formerly, 1290 Retirement 2060 Fund)

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund